Note 11 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Text Block]
11.	Commitments and Contingencies

(a)
There are no material legal proceedings to which the Company is a party or to which any of its properties are subject, other than routine litigation incidental to the Company’s business.  In the opinion of the management, the disposition of these lawsuits should not have a material impact on the consolidated results of operations, financial position and cash flows.

(b)
Future minimum long-term time charter revenue net of commissions, based on non-cancelable time charter contracts as of December 31, 2012 will be $3.8 million for 2013 and $0.6 million for 2014 assuming the scheduled drydockings and special surveys (20-25 days every two and a half years) and one additional offhire day per quarter to account for any unscheduled off-hire time.